As filed with the Securities and Exchange Commission
                         on September 24, 1997

                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                               FORM 8-A

           FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
               PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                        EQUALITY BANCORP, INC.
        (Exact Name of Registrant as Specified in its Charter)

                  Delaware                          43-1785126
          (State of Incorporation                (I.R.S. Employer
              or Organization)                Identification Number)

             9920 Watson Road, St. Louis, Missouri, 63126
     (Address of principal executive offices, including zip code)

     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), check the following box. ___X___

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ______

               SECURITIES ACT REGISTRATION STATEMENT
              FILE NUMBER TO WHICH THIS FORM RELATES:

                    Registration No. 333-30469

                      SECURITIES TO BE REGISTERED
            PURSUANT TO SECTION 12(b) OF THE EXCHANGE ACT:


                                              NAME OF EACH EXCHANGE ON
        TITLE OF EACH CLASS             WHICH EACH CLASS IS TO BE REGISTERED
        TO BE SO REGISTERED                  --------------------------
       --------------------
      Common Stock, $0.01 par                   American Stock Exchange
          value per share

                      SECURITIES TO BE REGISTERED
            PURSUANT TO SECTION 12(g) OF THE EXCHANGE ACT:

                                 None

            INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     The description of the Registrant's Common Stock, $0.01 par value per share, is incorporated herein by reference to the descriptions contained under the captions "COMPARISON OF STOCKHOLDERS' RIGHTS" and "DESCRIPTION OF CAPITAL STOCK" in the Prospectus forming a part of the Registrant's Registration Statement on Form S-1, as amended, as originally filed with the Securities and Exchange Commission on June 30,1997, Registration No. 333-30469.

ITEM 2.  EXHIBITS

     1    Specimen Stock Certificate of Equality Bancorp, Inc.
          (incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, as amended, as originally filed with the Securities and Exchange Commission on June 30, 1997, Registration No. 333-30469).

     2    Certificate of Incorporation of Equality Bancorp, Inc.
          (incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, as amended, as originally filed with the Securities and Exchange Commission on June 30, 1997, Registration No. 333-30469).

     3 Bylaws of Equality Bancorp, Inc. (incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, as amended, as originally filed with the Securities and Exchange Commission on June 30, 1997,
          Registration No. 333-30469).

                               SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of St. Louis, State of Missouri, on September 22, 1997.

                                EQUALITY BANCORP, INC.
                                     (Registrant)


                                By:  /s/ Richard C. Fellhauer
                                     ------------------------------
                                         Richard C. Fellhauer
                                         President and Chief Executive Officer

                             EXHIBIT INDEX

EXHIBIT
NUMBER                        DESCRIPTION
-------                       ------------
  1 Specimen Common Stock Certificate of Equality Bancorp, Inc. (incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, as amended, as originally filed with the Securities and Exchange Commission on June 30,1997, Registration No. 333-30469).

  2 Certificate of Incorporation of Equality Bancorp, Inc. (incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, as amended, as originally filed with the Securities and Exchange Commission on June 30, 1997, Registration No. 333-30469).

  3      Bylaws of Equality Bancorp, Inc. (incorporated herein by reference to
         Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, as amended, as originally filed with the Securities and Exchange Commission on June 30, 1997, Registration No. 333-30469).